Exhibit 99.1

Hycroft To Be Added To the Solactive Global Silver Miners Total Returns Index

WINNEMUCCA, NV, April 25, 2024 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”) is pleased to announce that Hycroft will be added to the Solactive Global Silver Miners Total Returns Index (the “Silver Index”), effective May 1, 2024.

Diane R. Garrett, President and CEO of Hycroft, commented: “We are incredibly pleased with Hycroft’s inclusion on the Solactive Global Silver Miners Total Returns Index as it is an important achievement and comes at a time of strong tailwinds in the price of commodities.”

As noted in Solactive’s Global Silver Miners Total Returns Index Guideline, companies included on the Silver Index must have “significant business operations in silver mining” with either “significant revenues generated or expected to be generated in the future either from silver mining or closely related activities (i.e.exploration and refining of silver) and a free float market capitalization of at least US$60 million”. The index is comprised of up to 40 companies that meet the criteria specified in the guidelines and includes international companies active in exploration, mining and/or refining of silver from across the industry and varied geographic locations. Inclusion in this Silver Index reflects the Company’s growth and accomplishments and provides Hycroft’s investors enhanced liquidity, and trading flexibility by giving the Company a higher profile within the investment community.

As previously reported, Hycroft initiated the largest exploration program at the Hycroft Mine in over a decade, which culminated in the best hole ever drilled in the history of Hycroft resulting in a very high-grade underground silver discovery. For more information please visit our website at www.hycroftmining.com.

For more information on the requirements for inclusion in the Silver Index, please visit https://solactive.com/downloads/Guideline-Solactive-SOLGLOSI.pdf.

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company exploring and developing the Hycroft Mine, one of the world’s largest precious metals deposits located in northern Nevada, a Tier-1 mining jurisdiction. After a long history of oxide heap leaching operations, the Company is focused on completing the technical studies to transition the Hycroft Mine into a large-scale milling operation for processing the sulfide ore. In addition, the Company is engaged in a robust exploration drill program to unlock the full potential of our expansive +64,000-acre land package, of which less than 10% has been explored. In 2023, Hycroft announced the discovery of a new high-grade silver system within the known resource area and the delineation of two new high-grade silver trends. These discoveries represent a significant new value driver for the Hycroft Mine that the Company is following up on with additional drilling in 2024.

www.hycroftmining.com

For further information, please contact:

Fiona Grant Leydier
Vice President, Investor Relations
E: info@hycroftmining.com
T: +1 (775) 437-5912 x 101

www.hycroftmining.com

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re-establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following, and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances may have a material adverse effect on the Company’s business, cash flows, financial condition, and results of operations. Please see our “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2023, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.

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